SUMMARY PROSPECTUS August 31, 2011

MTB INTERMEDIATE-TERM BOND FUND

Class/Ticker        A GVITX        C MIBCX        I ARIFX

Before you invest, you may want to review the Fund’s Prospectus, which contains information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated August 31, 2011, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund’s Prospectus and other information about the Fund, go to www.mtbfunds.com, email a request to mtbfunds@mtbia.com or call 1-800-836-2211, or ask any financial advisor, bank, or broker-dealer who offers shares of the Fund.

Investment Goal

The Fund seeks to provide current income and secondarily, capital growth.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Fund’s Class A Shares, Class C Shares and Class I Shares.

Shareholder Fees

(Fees paid directly from your investment)

	Class A	Class C		Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.50%	None		None
Maximum Deferred Sales Charge (Load)	None	1.00%	(1)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions)	None	None		None
Redemption Fee	None	None		None
Exchange Fee	None	None		None

(1)	If you redeem Class C Shares during the first year after purchase, you will pay a 1.00% contingent deferred sales charge (“CDSC”).

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class I
Management Fee	0.70%	0.70%	0.70%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.48%	0.48%	0.48%
Total Annual Fund Operating Expenses	1.43%	2.18%	1.18%
Fee Waivers and/or Expense Reimbursements(1)	0.42%	0.44%	0.52%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.01%	1.74%	0.66%

(1)	The Fund’s advisor, distributor and shareholder services provider have agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses paid by the Fund’s Class A Shares, Class C Shares and Class I Shares will not exceed 1.01%, 1.74% and 0.66%, respectively. This waiver may be amended or withdrawn after August 31, 2012, or with the agreement of the Fund’s Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund’s Class A Shares, Class C Shares and Class I Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. Expenses assuming no redemption are also shown for the Fund’s Class C Shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A
Expenses assuming redemption	$548	$843	$1,159	$2,051
Class C
Expenses assuming redemption	$277	$640	$1,129	$2,478
Expenses assuming no redemption	$177	$640	$1,129	$2,478
Class I
Expenses assuming redemption	$67	$322	$597	$1,383

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 485% of the average value of its portfolio.

SUMMARY PROSPECTUS / August 31, 2011	1

MTB INTERMEDIATE-TERM BOND FUND

Principal Investment Strategies of the Fund

The Fund seeks to achieve its investment goal by investing primarily in U.S. investment grade corporate and government fixed income securities, including mortgage and asset backed securities. Under normal circumstances, the Fund invests at least 80% of the value of its net assets in fixed income securities. The Fund’s Advisor will select investment grade fixed income securities and unrated securities determined to be of comparable quality, but also may invest up to 15% of the Fund’s total assets in lower-rated debt securities (“junk bonds”). The Fund normally invests in securities with intermediate maturities, and the Fund seeks to maintain a dollar-weighted average maturity of three to five years. However, the Fund has no maturity restrictions on individual issues, and the dollar-weighted average maturity of the Fund’s portfolio will vary within a range of three to five years depending on market conditions. Under normal market conditions, the Fund invests at least 80% of its net assets in debt securities with maturities of between one to five years.

In selecting securities for the Fund, the Advisor considers a security’s credit quality, capital appreciation potential, maturity and yield to maturity. The Advisor will monitor changing economic conditions and trends, including interest rates, and may sell securities in anticipation of an increase in interest rates or purchase securities in anticipation of a decrease in interest rates.

Principal Risks of Investing in the Fund

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund’s returns include:

•

Interest Rate Risk. The risk posed by the fact that prices of fixed income securities rise and fall inversely in response to interest rate changes. In addition, this risk increases with the length of the maturity of the debt. Prices of fixed income securities generally fall when interest rates rise and vice versa.

•

Credit Risk. There is a possibility that issuers of securities in which the Fund invests may default in the payment of interest or principal on the securities when due, which would cause the Fund to lose money.

•	Call Risk. Issuers of securities may redeem the securities prior to maturity at a price below their current market value.

•

Prepayment Risk. When homeowners prepay their mortgages in response to lower interest rates, the Fund will be required to reinvest the proceeds at the lower interest rates available. Also, when interest rates fall, the price of mortgage backed securities may not rise to as great an extent as that of other fixed income securities.

•	Non-Investment Grade Securities (Junk Bonds) Risk. High-yield bonds, which are rated below investment grade and are typically referred to as junk bonds, are generally more exposed to credit risk than investment grade securities. These securities are generally higher-yielding and higher-risk than investment grade, fixed income securities and are issued by entities whose ability to pay interest and principal on the debt in a timely manner is considered questionable.

•	Active Trading Risk. The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and increase the amount of taxes that you pay.

As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and table immediately following show the variability of the Fund’s returns and are meant to provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year, with respect to its Class A Shares and by showing how the Fund’s average annual returns for 1, 5 and 10 years or life of the Fund compare with those of broad measures of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The table shows returns for the Fund’s primary broad-based market index, the Barclays Capital Intermediate Government/Credit Bond Index (“BCIGC”) and the Fund’s secondary index, the Lipper Short-Intermediate Investment Grade Debt Funds Average which shows how the Fund’s performance compares with the returns of an index of funds with similar investment goals. Updated performance information is available at www.mtbfunds.com.

Annual Total Returns – Class A Shares

Best Quarter 3.80% 9/30/2009 Worst Quarter (2.45)% 6/30/2004

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MTB INTERMEDIATE-TERM BOND FUND

The Fund’s Class A Shares total return for the six-month period from January 1, 2011 to June 30, 2011 was 3.10%.

Average Annual Total Returns

(For the periods ended December 31, 2010)

	1 Year		5 Years		10 Years or Life of Fund
Class A Shares
Return Before Taxes	0.99%		4.90%		4.31%	*
Return After Taxes on Distributions	(0.56)%		3.35%		2.73%	*
Return After Taxes on Distributions and Sale of Fund Shares	0.63%		3.26%		2.74%	*
Class C Shares
Return Before Taxes	N/A	*	N/A	*	2.32%	**
Class I Shares
Return Before Taxes	6.12%		6.09%		5.53%
BCIGC (reflects no deduction for fees, expenses or taxes)	5.89%		5.53%		5.51%
Lipper Short-Intermediate Investment Grade Debt Funds Average (reflects no deduction for taxes)	5.49%		4.55%		4.45%

*	Class A Shares commenced operations on August 18, 2003.

**	The total return for Class C Shares represents the cumulative performance for the period March 31, 2010 (commencement of operations) through December 31, 2010.

After-tax performance is presented only for Class A Shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan.

Management of the Fund

Investment Advisor

MTB Investment Advisors, Inc.

Portfolio Manager	Title	Service Date (with the Fund)
Wilmer C. Stith III, CFA	Vice President	1996

Purchase and Sale of Fund Shares

Requests to purchase or redeem Fund Shares are processed on each day that the New York Stock Exchange (“NYSE”) is open for business. You may purchase or redeem Shares by contacting the Fund at 1-800-836-2211. If you invest through a financial intermediary, please contact that intermediary regarding purchase and redemption procedures.

Minimum Initial Investment Amount (Class A, and Class C):	$500
Minimum Initial Investment Amount (Class I):	$100,000
Minimum Subsequent Investment Amount:	$25

The minimum initial and subsequent investment amounts may be waived or lowered from time to time.

Tax Information

The distributions you receive from the Fund are taxable and will generally be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an individual retirement account.

Additional Payments to Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies (such as the Advisor) may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

SUMMARY PROSPECTUS / August 31, 2011	3

MTB INTERMEDIATE-TERM BOND FUND

MTB ITB 8.31.11

4	August 31, 2011 / SUMMARY PROSPECTUS